UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2021

COJAX OIL AND GAS CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	333-257331 (Commission File Number)	46-1892622 (I.R.S. Employer Identification No.)

3033 Wilson Boulevard, Suite E-605 Arlington, Virginia (Address of principal executive offices)	22201 (Zip Code)

Registrant’s telephone number, including area code: (703) 216-8606

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          X

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Definitive Material Agreement.

On November 16, 2021, CoJax Oil and Gas Corporation, a Virginia corporation (the “Company”) entered into a Debt Exchange Agreement (the “Debt Exchange Agreement”) with Central Operating, LLC, a Mississippi limited liability company (the “Holder”), the holder of the Second Amended and Restated Promissory Note in the principal amount of $2,700,000 (the “Total Debt) and closed the transaction pursuant to the Debt Exchange Agreement (the “Debt Exchange”).  As previously disclosed on the Current Report on Form 8-K dated October 12, 2021, under the terms of the Second Amended and Restated Promissory Note, the Company had to repay the Total Debt by April 30, 2022.

Pursuant to the Debt Exchange Agreement, the Holder fully discharged the Company from the obligation to repay the Total Debt in exchange for the issuance of 1,350,000 shares (the “Exchange Shares”) of the Company’s common stock, $0.01 per share (the “Common Stock”). The Exchange Shares were issued based upon the conversion price of $2.00 per share.

Following the issuance of the Exchange Shares, the Holder became the record holder and beneficial owner of approximately 24.8% of the outstanding Common Stock of the Company.

The foregoing description of the Debt Exchange Agreement is not complete and is qualified in its entirety by reference to the full text of the Debt Exchange Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The Exchange Shares were sold in reliance upon exemption from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”) as a transaction by an issuer not involving any public offering. At the time of their issuance, the Exchange Shares were deemed to be restricted securities for purpose of the Securities Act and will bear restrictive legends to that effect.

Item 9.01	Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description

10.1	Debt Exchange Agreement, dated November 16, 2021 by and between the Company and Central Operating, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2021

	By:	/s/ Jeffrey J. Guzy
	Name:	Jeffrey J. Guzy
	Title:	Chief Executive Officer